Exhibit 99.2

Digital Realty Trust

SECOND QUARTER 2006

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

June 30, 2006

DANGER

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitation to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	adverse economic or real estate developments in our markets or technology related real estate;

•	general and local economic conditions;

•	defaults on or non-renewal of leases by tenants;

•	increased interest rates and operating costs;

•	our inability to manage growth effectively;

•	our failure to obtain necessary outside financing;

•	decreased rental rates or increased vacancy rates;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our failure to successfully operate acquired properties and operations;

•	our failure to successfully redevelop properties acquired for that purpose;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws; environmental uncertainties and risks related to natural disasters;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	and changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2005 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, repositions and manages technology-related real estate. The Company’s properties contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. At June 30, 2006 the Company owned 50 properties containing approximately 10.3 million rentable square feet, including 1.2 million square feet held for redevelopment. Digital Realty Trust’s property portfolio is located throughout the United States and in Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Executive Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Merrill Lynch	KeyBanc Capital Markets
John Stewart	Steve Sakwa	Jordan Sadler
(212) 538-3183	(212) 449-0335	(917) 368-2280

JMP Securities	RBC Capital Markets	Citigroup
William Marks	Srikanth Nagarajan	Jonathan Litt
(415) 835-8944	(212) 428-2360	(212) 816-0231

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	2nd Quarter 2006	1st Quarter 2006	4th Quarter 2005	3rd Quarter 2005	2nd Quarter 2005	1st Quarter 2005
High Price *	$29.54	$28.59	$24.70	$19.97	$17.49	$14.81
Low Price *	$22.66	$22.29	$17.73	$16.80	$13.67	$12.50
Closing Price, end of quarter *	$24.69	$28.17	$22.63	$18.00	$17.38	$14.37
Average daily trading volume *	224,662	194,179	134,046	260,942	94,248	94,884
Indicated dividend per common share **	$ 1.06	$ 1.06	$ 1.06	$ 0.98	$ 0.98	$ 0.98
Closing dividend yield, end of quarter	4.3%	3.8%	4.7%	5.4%	5.6%	6.8%
Closing shares and units outstanding end of quarter	63,052,653	59,052,653	59,016,949	58,826,122	52,942,731	52,942,731
Closing market value of shares and units outstanding (thousands), end of quarter	1,556,770	1,663,513	1,335,554	1,058,870	920,145	760,787

*	New York Stock Exchange trades only

**	On an annual basis

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

Ownership Structure

As of June 30, 2006

Partner	# of Units (3)	% Ownership (1)
Digital Realty Trust, Inc.	36,104,961	57.3%
GI Partners, LLC	19,669,175	31.2%
Cambay Tele.com, LLC (4)	5,623,124	8.9%
Wave Exchange, LLC (4)	32,722	0.1%
Directors, Executive Officers and Others	1,622,671	2.5%

Total	63,052,653	100.0%

(1)	Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of Class C units which have not yet vested.

(2)	Reflects limited partnership interests held by our officers and directors in the form of vested long-term incentive units and excludes shares issuable upon the redemption of Class C units which have not yet vested and all unexercised common stock options.

(3)	The total number of units includes 36,104,961 shares of common stock and 26,947,692 common units and excludes shares issuable upon the redemption of Class C units which have not yet vested and all unexercised common stock options.

(4)	These third-party contributors received the units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities.

Key Financial Data

(Dollars in thousands, except per share data)

	For the three months ended or as of
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Shares and units at end of quarter
Common shares outstanding	36,104,961	31,429,296	27,363,408	27,304,691	21,421,300	21,421,300
Common units outstanding	26,947,692	27,623,357	31,653,541	31,521,431	31,521,431	31,521,431

Total shares and Operating Partnership units	63,052,653	59,052,653	59,016,949	58,826,122	52,942,731	52,942,731

Market Capitalization
Market value of common equity (1)	$1,556,770	$1,663,513	$1,335,554	$1,058,870	$920,145	$760,787
Stated value of preferred equity	166,750	166,750	166,750	166,750	103,500	103,500
Total debt at balance sheet carrying value (2)	820,501	813,655	749,067	686,909	765,687	515,701

Total market capitalization including debt (2)	$2,544,021	$2,643,918	$2,251,371	$1,912,529	$1,789,332	$1,379,988

Total debt/Total market capitalization including debt	32.3%	30.8%	33.3%	35.9%	42.8%	37.4%
Selected Balance Sheet Data
Investments in real estate (before depreciation) (3)	1,399,752	1,289,226	1,258,510	1,173,332	1,099,699	889,803
Total assets	1,713,857	1,574,041	1,529,170	1,454,222	1,368,256	1,099,727
Total liabilities	990,422	935,039	880,228	792,538	856,617	579,393
Selected Operating Data
Total operating revenues from continuing operations (4)	64,708	59,492	60,583	54,822	48,059	37,967
Total operating expenses from continuing operations (4)	46,117	41,379	43,501	38,396	31,540	25,179
Interest expense from continuing operations (4)	11,830	11,039	10,643	10,373	8,938	7,770
Net income	5,095	5,087	4,602	4,425	4,335	2,739
Net income available to common stockholders	1,650	1,642	1,157	1,326	2,136	1,468
Financial Ratios
EBITDA (2)	34,106	31,286	30,949	29,007	25,753	21,732
Adjusted EBITDA (3)	38,891	36,562	35,731	33,730	31,091	25,159
Cash interest expense (4)	13,296	10,244	9,607	9,947	8,086	7,416
Fixed charges (5)	17,863	15,113	14,521	15,019	12,266	10,525
Debt service coverage ratio (6)	2.9	3.6	3.7	3.4	3.8	3.4
Fixed charge coverage ratio (7)	2.2	2.4	2.5	2.2	2.5	2.4
Profitability measures
Net income per common share - basic	$0.05	$0.06	$0.04	$0.05	$0.10	$0.07
Net income per common share - diluted	$0.05	$0.06	$0.04	$0.05	$0.10	$0.07
Diluted Funds From Operations (FFO) per share (8)	$0.38	$0.36	$0.36	$0.35	$0.37	$0.30
Diluted Adjusted Funds From Operations (AFFO) per share (9)	$0.27	$0.28	$0.26	$0.26	$0.31	$0.24
Dividends per share and common unit	$0.27	$0.27	$0.27	$0.24	$0.24	$0.24
Diluted FFO payout ratio (10)	71.1%	75.0%	73.8%	70.1%	65.8%	82.0%
Diluted AFFO payout ratio (11)	100.0%	96.4%	101.5%	93.6%	79.9%	100.0%
Portfolio Statistics
Properties	50	46	44	38	33	26
Net rentable square feet, excluding redevelopment space	9,132,357	8,135,957	8,051,212	7,864,760	7,791,110	6,303,226
Square feet held for redevelopment (12)	1,156,437	1,196,538	1,146,538	731,663	707,920	107,563
Occupancy at end of quarter (13)	94.7%	93.3%	93.9%	93.2%	93.0%	88.9%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% conversion of the limited partnership units in the operating partnership into shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of profits interests units and Class C units which have not yet vested.

(2)	This amount excludes the outstanding principal for a loan related to 7979 East Tufts Avenue of $26.0 million. We classified this property as held for sale at June 30, 2006. We completed its sale on July 12, 2006 and the eliminated our liability for th

(3)	This excludes assets held for sale at East Tufts Avenue at June 30, 2006 of $37.9 million.

(4)	Excludes operations at 7979 East Tufts Avenue, a property classified as held for sale at June 30, 2006 for all periods presented.

(5)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 21. For a reconciliation of net income available to common stockholders to EBITDA, see page 9.

(6)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 21. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 9.

(7)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) adjusted for noncash interest expense and includes capitalized interest.

(8)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.

(9)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.

(10)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.

(11)	For a definition and discussion of FFO see page 21. For a reconciliation of net income available to common stockholders to FFO, see page 8.

(12)	For a definition and discussion of AFFO, see page 21. For a reconciliation of FFO to AFFO, see page 8.

(13)	Diluted FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.

(14)	Diluted AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit.

(15)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.

(16)	Occupancy at end of quarter excludes space held for redevelopment. We completed a review of space held for development in the quarter ended September 30, 2005 and have not restated any occupancy statistics for March 31, 2005 and earlier periods. This will cause occupancy statistics for March 31, 2005 to not be comparable to occupancy statistics for later periods.

Consolidated Balance Sheets

(Dollars in thousands, except share data)

	June 30, 2006	December 31, 2005
	(unaudited)
ASSETS
Investments in real estate
Land	$203,903	$191,961
Acquired ground leases	2,982	1,477
Buildings and improvements	1,059,608	941,115
Tenant improvements	133,259	123,957

Investments in real estate	1,399,752	1,258,510
Accumulated depreciation and amortization	(80,541)	(64,404)

Net investments in real estate	1,319,211	1,194,106
Cash and cash equivalents	13,408	10,930
Accounts and other receivables, net	17,403	7,587
Deferred rent	30,639	25,094
Acquired above market leases, net	44,376	48,237
Acquired in place lease value and deferred leasing costs, net	209,940	201,141
Deferred financing costs, net	7,706	7,659
Restricted cash	22,658	22,123
Assets held for sale	37,897	—
Other assets	10,619	12,293

Total Assets	$1,713,857	$1,529,170

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable under line of credit	$211,554	$181,000
Mortgage loans	608,947	568,067
Accounts payable and other accrued liabilities	43,326	36,869
Accrued dividends and distributions	—	15,639
Acquired below market leases, net	84,185	67,177
Liabilities related to assets held for sale	28,081	—
Security deposits and prepaid rents	14,329	11,476

Total Liabilities	990,422	880,228

Commitments and contingencies	—	—
Minority interests in consolidated joint venture related to assets and liabilities held for sale	191	206
Minority interests in operating partnership	240,808	262,239
Stockholders’ equity:
Preferred Stock: $0.01 par value, 20,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Common Stock; $0.01 par value: 100,000,000 authorized, 36,104,961 and 27,363,408 shares issued and outstanding as of June 30, 2006 and December 31, 2005	361	274
Additional paid-in capital	359,590	252,562
Dividends in excess of earnings	(41,312)	(27,782)
Accumulated other comprehensive income, net	3,998	1,644

Total Stockholders’ Equity	482,436	386,497

Total Liabilities and Stockholders’ Equity	$1,713,857	$1,529,170

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Rental	$52,033	$47,824	$47,504	$43,587	$36,148	$31,189
Tenant reimbursements	12,675	11,500	11,647	10,970	8,079	6,478
Other	—	168	1,432	265	3,832	300

Total operating revenues	64,708	59,492	60,583	54,822	48,059	37,967

Rental property operating and maintenance	13,618	11,710	13,366	11,854	9,166	6,644
Property taxes	7,096	6,839	6,737	6,052	4,721	3,482
Insurance	1,068	890	886	751	511	580
Depreciation and amortization	19,511	17,513	18,040	16,309	13,728	11,539
General and administrative	4,674	4,246	4,425	3,324	2,453	2,413
Other	150	181	47	106	961	521

Total operating expenses	46,117	41,379	43,501	38,396	31,540	25,179

Operating income	18,591	18,113	17,082	16,426	16,519	12,788
Interest and other income	262	229	870	165	110	129
Interest expense	(11,830)	(11,039)	(10,643)	(10,373)	(8,938)	(7,770)
Loss from early extinguishment of debt	(425)	(57)	(896)	—	—	(125)

Income from continuing operations before minority interests	6,598	7,246	6,413	6,218	7,691	5,022
Minority interests in continuing operations of operating partnership	(1,413)	(2,022)	(1,592)	(1,719)	(3,272)	(2,235)

Income from continuing operations	5,185	5,224	4,821	4,499	4,419	2,787
Loss from discontinued operations before minority interests	(163)	(328)	(474)	(169)	(217)	(127)
Minority interests attributable to discontinued operations	73	191	255	95	133	79

Loss from discontinued operations (1)	(90)	(137)	(219)	(74)	(84)	(48)

Net income	5,095	5,087	4,602	4,425	4,335	2,739
Preferred stock dividends	(3,445)	(3,445)	(3,445)	(3,099)	(2,199)	(1,271)

Net income available to common stockholders	$1,650	$1,642	$1,157	$1,326	$2,136	$1,468

Net income per share available to common stockholders - basic	$0.05	$0.06	$0.04	$0.05	$0.10	$0.07
Net income per share available to common stockholders - diluted	$0.05	$0.06	$0.04	$0.05	$0.10	$0.07
Weighted-average shares outstanding - basic	33,372,240	27,503,248	27,314,190	25,704,721	21,421,300	21,421,300
Weighted-average shares outstanding - diluted	33,872,344	28,354,597	27,656,496	26,004,324	21,584,913	21,535,485
Weighted-average fully diluted shares and units	60,959,350	59,873,798	59,248,243	57,525,755	53,106,344	53,056,916

(1)	During the quarter ended June 30, 2006 we classified our property located at 7979 East Tufts Avenue as available for sale and we completed this property sale in July 2006. We have presented all activity for this property in Loss from discontinued operations for all periods presented above. This will cause individual line above items to differ from previous supplemental information but does not effect net income available to common stockholders.

Funds From Operations (FFO)

(unaudited and in thousands except per share data)

	Three Months Ended
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Reconciliation of net income available to common stockholders to FFO (1):
Net income available to common stockholders	$1,650	$1,642	$1,157	$1,326	$2,136	$1,468
Adjustments:
Minority interests in operating partnership including discontinued operations	1,340	1,846	1,338	1,628	3,143	2,159
Real estate related depreciation and amortization (1)	20,238	18,185	18,781	16,929	14,318	12,143

FFO available to common stockholders and unitholders	$23,228	$21,673	$21,276	$19,883	$19,597	$15,770

FFO per share:
Basic	$0.38	$0.37	$0.36	$0.35	$0.37	$0.30
Diluted	$0.38	$0.36	$0.36	$0.35	$0.37	$0.30

Weighted-average shares outstanding - basic	60,459	59,022	58,906	57,226	52,943	52,943
Weighted-average shares outstanding - diluted	60,959	59,874	59,248	57,526	53,106	53,057

(1) Real estate depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$19,511	$17,513	$18,040	$16,309	$13,728	$11,539
Depreciation and amortization of discontinued operations at 7979 East Tufts Avenue	764	743	764	648	600	604
Non real estate depreciation	(37)	(71)	(23)	(28)	(10)	—

	$20,238	$18,185	$18,781	$16,929	$14,318	$12,143

Note: For a definition and discussion of FFO, see page 21. FFO for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we classify as held for sale and which we sold on July 12, 2006.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Reconciliation of FFO to AFFO:
Funds from operations available to common stockholders and unitholders (FFO)	$23,228	$21,673	$21,276	$19,883	$19,597	$15,770
Adjustments:
Non real estate depreciation	37	71	23	28	10	—
Amortization of deferred financing costs	937	795	793	790	707	675
Non cash compensation	435	431	335	50	44	52
Loss from early extinguishment of debt	425	57	896	—	—	125
Straight line rents	(4,233)	(3,843)	(4,172)	(3,815)	(2,483)	(2,553)
Above and below market rent amortization	(1,504)	(433)	(632)	(416)	(230)	(439)
Capitalized leasing compensation	(888)	(764)	(105)	(549)	(127)	—
Recurring capital expenditures and tenant improvements	(338)	(904)	(1,406)	(240)	(732)	(519)
Capitalized leasing commissions	(1,682)	(265)	(1,535)	(757)	(579)	(180)

AFFO available to common stockholders and unitholders	$16,417	$16,818	$15,473	$14,974	$16,207	$12,931

Note: For a definition and discussion of AFFO, see page 21. For a reconciliation of net income available to common stockholders to FFO, see above table. AFFO for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we classify as held for sale and which we sold on July 12, 2006.

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Net income available to common stockholders	$1,650	$1,642	$1,157	$1,326	$2,136	$1,468
Interest	12,181	11,388	10,988	10,724	9,289	8,121
Depreciation and amortization	20,276	18,256	18,804	16,957	14,328	12,143

EBITDA	34,107	31,286	30,949	29,007	25,753	21,732
Minority interests	1,340	1,831	1,337	1,624	3,139	2,156
Preferred stock dividends	3,445	3,445	3,445	3,099	2,199	1,271

Adjusted EBITDA	$38,892	$36,562	$35,731	$33,730	$31,091	$25,159

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 21. EBITDA and Adjusted EBITDA for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we classify as held for sale and which we sold on July 12, 2006.

Financial Ratios

(unaudited and in thousands)

	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Total interest expense per income statement	12,181	11,388	10,988	10,724	9,289	8,121
Less noncash interest	1,115	(1,144)	(1,381)	(777)	(1,203)	(705)

Cash interest expense (a)	13,296	10,244	9,607	9,947	8,086	7,416
Scheduled debt principal payments and preferred dividends	4,567	4,869	4,914	5,072	4,180	3,109

Total fixed charges	17,863	15,113	14,521	15,019	12,266	10,525

Debt service coverage ratio based on GAAP interest expense (b)	3.2	3.2	3.3	3.1	3.3	3.1
Debt service coverage ratio based on cash interest expense (b)	2.9	3.6	3.7	3.4	3.8	3.4
Fixed charge coverage ratio based on GAAP interest expense (c)	2.3	2.2	2.2	2.1	2.3	2.2
Fixed charge coverage ratio based on cash interest expense (c)	2.2	2.4	2.5	2.2	2.5	2.4
Debt to total market capitalization including debt and preferred equity (d)	32.3%	30.8%	33.3%	35.9%	42.8%	37.4%
Debt plus preferred stock to total market capitalization including debt and preferred equity (e)	38.8%	37.1%	40.7%	44.6%	48.6%	44.9%
Pretax income to interest expense (f)	1.5	1.6	1.5	1.6	1.8	1.6

(a)	Cash interest expense is interest expense less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.

(b)	Adjusted EBITDA divided by interest expense.

(c)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.

(d)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the conversion of operating partnership units into shares of our common stock.

(e)	Same as (d), except numerator includes preferred stock.

(f)	Calculated as income before minority interest and interest divided by interest expense.

Net Operating Income (NOI) and Run-rate NOI

For the three months ended June 30, 2006

(in thousands)

Rental revenues	$52,033
Tenant reimbursements	12,675
Rental property operating and maintenance	(13,618)
Property taxes	(7,096)
Insurance	(1,068)

NOI	$42,926
Actual results of properties acquired during the quarter:
Rental revenues	(2,292)
Tenant reimbursements	(363)
Rental property operating and maintenance	179
Property taxes	220
Insurance	32
Prorated full quarter of actual results of properties acquired during the quarter:
Rental revenues	4,284
Tenant reimbursements	1,198
Rental property operating and maintenance	(247)
Property taxes	(971)
Insurance	(65)

Run-rate NOI	$44,901

Reconciliation of net income available to common stockholders to NOI
Net income available to common stockholders	$1,650
Other revenues	—
Interest expense	11,830
Depreciation and amortization	19,511
General and administrative expenses	4,674
Loss from early extinguishment of debt	425
Other expenses	150
Interest and other income	(262)
Minority interests in continuing operations of operating partnership	1,413
Loss from discontinued operations before minority interests	163
Minority interests attributable to discontinued operations	(73)
Preferred stock dividends	3,445

NOI	$42,926

Note: For a definition and discussion of NOI and Run-rate NOI, see page 21.

Same Space and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	30-Jun-06	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Same space (1)
Operating Revenues:
Rental	$33,324	$31,546	$31,558	$30,841	$31,246	$30,215
Tenant reimbursements	8,593	7,336	8,153	7,106	6,565	6,157
Other	—	—	89	265	3,780	300

Total operating revenues	41,917	38,882	39,800	38,212	41,591	36,672

Operating Expenses:
Rental property operating and maintenance	9,318	8,597	9,160	7,718	7,350	6,147
Property taxes	3,379	3,335	3,524	3,157	3,370	3,429
Insurance	632	536	636	456	459	572
Depreciation and amortization	11,971	11,286	11,181	11,220	11,000	10,990
General and administrative (2)	4,674	4,246	4,425	3,324	2,453	2,413
Other	63	142	35	98	961	521

Total operating expenses	30,037	28,142	28,961	25,973	25,593	24,072

Operating income	11,880	10,740	10,839	12,239	15,998	12,600
Other Income (Expenses):
Interest and other income	149	123	133	100	80	33
Interest expense (3)	(7,034)	(6,494)	(6,804)	(7,187)	(7,120)	(7,095)
Loss from early extinguishment of debt	(425)	(57)	(896)	—	—	(125)

Income from continuing operations before minority interests	4,570	4,312	3,272	5,152	8,958	5,413
Loss from discontinued operations before minority interests	(163)	(328)	(474)	(169)	(217)	(127)

Income before minority interests	$4,407	$3,984	$2,798	$4,983	$8,741	$5,286

New properties (1)
Operating Revenues:
Rental	$18,709	$16,278	$15,946	$12,746	$4,902	$974
Tenant reimbursements	4,082	4,164	3,494	3,864	1,514	321
Other	—	168	1,343	—	52	—

Total operating revenues	22,791	20,610	20,783	16,610	6,468	1,295

Operating Expenses:
Rental property operating and maintenance	4,300	3,113	4,206	4,136	1,816	497
Property taxes	3,717	3,504	3,213	2,895	1,351	53
Insurance	436	354	250	295	52	8
Depreciation and amortization	7,540	6,227	6,859	5,089	2,728	549
General and administrative (2)	—	—	—	—	—	—
Other	87	39	12	8	—	—

Total operating expenses	16,080	13,237	14,540	12,423	5,947	1,107

Operating income	$6,711	$7,373	$6,243	$4,187	$521	$188
Other Income (Expenses):
Interest and other income	113	106	737	65	30	96
Interest expense (3)	(4,796)	(4,545)	(3,839)	(3,186)	(1,818)	(675)
Loss from early extinguishment of debt	—	—	—	—	—	—

Income from continuing operations before minority interests	2,028	2,934	3,141	1,066	(1,267)	(391)
Loss from discontinued operations before minority interests	—	—	—	—	—	—

Income before minority interests	$2,028	$2,934	$3,141	$1,066	$(1,267)	$(391)

(1)	Same space properties are properties that were acquired before December 31, 2004 and new properties are properties acquired after December 31, 2004. During the quarter ended June 30, 2006 we classified our property located at 7979 East Tufts Avenue as available for sale and we completed the property sale in July 2006. We have presented all activity for this property in loss from discontinued operations for all periods presented above.

(2)	General and administrative expenses are included entirely in same space as they are not allocable to specific properties.

(3)	Interest expense on our line of credit is allocated entirely to new properties.

Consolidated Debt Analysis

(in thousands)

	Maturity Date	Principal Balance as of June 30, 2006	% of Debt	Interest Rate as of June 30, 2006	Interest Rate as of June 30, 2006 including swaps
Unhedged Floating Rate Debt
6 Braham Street	April 10, 2011	$24,399	3.0%	5.65%	5.65%
Unsecured line of credit	October 31, 2008 (1)	211,554	25.8	6.83%	6.83%

		$235,953	28.8%
Fixed Rate Mortgage Debt
Secured Term Debt	November 11, 2014	$151,905	18.5%	5.65%	5.65%
350 East Cermak Road	June 9, 2008 (2)	100,000	12.2%	7.53%	6.23%
200 Paul Avenue 1-4	October 8, 2015	81,000	9.9%	5.74%	5.74%
600 West Seventh Street	March 15, 2016	59,731	7.3%	5.80%	5.80%
2323 Bryan Street	November 6, 2009	56,931	6.9%	6.04%	6.04%
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane	August 9, 2006 (3)	43,000	5.2%	6.92%	4.84%
4055 Valley View Lane	January 1, 2009	20,880	2.5%	6.68%	4.95%
100 Technology Center Drive	April 1, 2009	20,000	2.4%	7.18%	5.52%
1125 Energy Park Drive	March 1, 2032	9,622	1.2%	7.62%	7.62%
375 Riverside Parkway	November 25, 2006 (2)	8,775	1.1%	7.33%	5.18%
Paul van Vlissingenstraat 16	July 18, 2013	14,325	1.7%	4.66%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	10,334	1.3%	4.56%	5.57%
731 East Trade Street	July 1, 2020	5,964	0.7%	8.22%	8.22%

Total Fixed Rate Debt		$582,467	70.9%
Loan premium—1125 Energy Park Drive and 731 East Trade Street		2,081	0.3%

Total Consolidated Debt (5)		$820,501	100.0%

Weighted average cost of debt (including interest rate swaps)				6.04%

(1)	A one-year extension option is available.

(2)	Two one-year extensions are available.

(3)	A 13-month extension and a one-year extension are available.

(4)	This amount excludes the outstanding principal for a loan related to 7979 East Tufts Avenue of $26.0 million. We classified this property as held for sale at June 30, 2006. We completed its sale on July 12, 2006 and the eliminated our liability for the $26.0 million loan.

Credit Facility

(in thousands)

	Maximum Available	Available as of June 30, 2006	Drawn as of June 30, 2006
Unsecured Credit Facility	$350,000	$91,498	$211,554

Debt Maturities

(in thousands)

Property	2006	2007	2008	2009	2010	Thereafter	Total
Unsecured line of credit (1)	$—	$—	$211,554	$—	$—	$—	$211,554
Secured Term Debt (2)	1,018	2,150	2,276	2,410	2,552	141,499	151,905
350 East Cermak Road (3)	404	874	98,722	—	—	—	100,000
200 Paul Avenue 1-4	—	231	1,433	1,533	1,624	76,179	81,000
600 West Seventh Street	550	1,149	1,218	1,290	1,367	54,157	59,731
2323 Bryan Street	352	747	784	55,048	—	—	56,931
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane (4)	43,000	—	—	—	—	—	43,000
6 Braham Street	—	—	—	555	739	23,105	24,399
4055 Valley View Lane	270	540	540	19,530	—	—	20,880
100 Technology Center Drive	—	—	—	20,000	—	—	20,000
1125 Energy Park Drive	53	114	121	132	143	9,059	9,622
375 Riverside Parkway (3)	8,775	—	—	—	—	—	8,775
Paul van Vlissingenstraat 16	107	215	215	215	215	13,358	14,325
Chemin de l’Epinglier 2	50	155	155	155	155	9,664	10,334
731 East Trade Street	82	174	189	205	235	5,079	5,964

Total (5)	$54,661	$6,349	$317,207	$101,073	$7,030	$332,100	$818,420

Weighted Average Term to Initial Maturity	5.2 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	5.9 Years

(1)	A one-year extension option is available.

(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans are cross-collateralized by the six properties.

(3)	Two one-year extensions are available.

(4)	A 13-month extension and a one-year extension are available. We exercised our 13-month extension option in July 2006.

(5)	This amount excludes the outstanding principal for a loan related to 7979 East Tufts Avenue of $26.0 million. We classified this property as held for sale at June 30, 2006 and completed its sale on July 12, 2006 and the buyer assumed the $26.0 million loan.

Note: Above amounts assume no exercise of extensions and total excludes $2,081 of Loan Premiums.

Properties acquired

For the three months ended June 30, 2006

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)	Major Tenant(s)
6800 Millcreek Drive	Toronto, Canada	April-06	$16.0	83,758	—	100.0%	Fusepoint Managed Services, Inc.
101 Aquila Way	Atlanta	April-06	$25.3	313,581	—	100.0%	Google, Inc.
12001 North Freeway	Houston	April-06	$30.5	281,426	19,279	98.8%	Level (3), Qwest, Worldwide Fiber Network
14901 FAA Boulevard	Dallas	June-06	$50.6	263,700	—	100.0%	Savvis

			$122.4	942,465	19,279	99.7%

(1)	Excludes space held for redevelopment.

Occupancy Analysis

As of June 30, 2006

						Occupancy (2)					Net rentable Square Feet as a % of		Gross Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Gross Annualized Rent ($000) (1)	As of 6/30/06	As of 3/31/06	As of 12/31/05	As of 9/30/05	As of 6/30/05	Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateways
350 East Cermak Road	May-05	Chicago	870,183	263,208	20,010	93.3%	92.2%	92.2%	92.2%	82.6%	27.5%	9.6	24.6%	10.3%
200 Paul Avenue 1-4	November-04	San Francisco	498,761	28,919	14,467	95.1	94.2	95.8	93.8	93.7	15.8	5.5	17.8	7.5
2323 Bryan Street	January-02	Dallas	457,217	19,890	11,014	85.2	82.4	82.0	80.9	83.8	14.5	5.0	13.5	5.7
600 West Seventh Street	May-04	Los Angeles	430,403	59,319	10,339	97.3	97.3	90.8	83.0	82.3	13.6	4.7	12.7	5.4
1100 Space Park Drive	November-04	Silicon Valley	165,297	—	6,540	100.0	97.4	94.9	94.9	94.9	5.2	1.8	8.0	3.4
6 Braham Street	July-02	London, England	63,233	—	5,176	100.0	100.0	100.0	100.0	100.0	2.0	0.7	6.4	2.7
600-780 S. Federal	September-05	Chicago	161,547	—	4,271	83.6	81.2	86.1	84.1	N/A	5.1	1.8	5.3	2.2
12001 North Freeway	April-06	Houston	281,426	19,279	4,019	98.8	N/A	N/A	N/A	N/A	8.9	3.1	4.9	2.1
36 NE 2nd Street	January-02	Miami	162,140	—	3,645	95.9	81.2	81.2	81.2	81.2	5.1	1.8	4.5	1.9
731 East Trade Street	August-05	Charlotte	40,879	—	1,066	100.0	100.0	100.0	100.0	N/A	1.3	0.4	1.3	0.6
113 North Myers	August-05	Charlotte	19,511	9,707	495	100.0	100.0	100.0	100.0	N/A	0.6	0.2	0.6	0.3
125 North Myers	August-05	Charlotte	12,160	13,242	303	100.0	85.8	85.8	85.8	N/A	0.4	0.1	0.4	0.2

			3,162,757	413,564	81,345	93.7	91.2	90.2	88.8	86.1	100.0	34.7	100.0	42.3
Data Centers
833 Chestnut Street	March-05	Philadelphia	535,098	119,660	8,643	75.5	75.5	91.5	91.3	93.3	13.4	6.0	12.1	4.4
300 Boulevard East	November-02	New York	311,950	—	8,621	90.9	99.7	87.4	87.4	87.4	7.9	3.4	12.0	4.5
2045 & 2055 LaFayette Street	May-04	Silicon Valley	300,000	—	5,940	100.0	100.0	100.0	100.0	100.0	7.6	3.3	8.3	3.1
11830 Webb Chapel Road	August-04	Dallas	365,647	—	5,791	95.0	93.3	93.3	90.5	90.5	9.2	4.0	8.2	3.0
150 South First Street	September-04	Silicon Valley	179,761	—	4,757	100.0	100.0	98.5	98.5	95.7	4.5	2.0	6.7	2.5
14901 FAA Boulevard	June-06	Dallas	263,700	—	4,364	100.0	N/A	N/A	N/A	N/A	6.7	2.9	6.1	2.3
2334 Lundy Place	December-02	Silicon Valley	130,752	—	4,090	100.0	100.0	100.0	100.0	100.0	3.3	1.4	5.8	2.1
2401 Walsh Street	June-05	Silicon Valley	167,932	—	3,118	100.0	100.0	100.0	100.0	100.0	4.2	1.8	4.4	1.6
200 North Nash Street	June-05	Los Angeles	113,606	—	2,110	100.0	100.0	100.0	100.0	100.0	2.9	1.2	3.0	1.1
2403 Walsh Street	June-05	Silicon Valley	103,940	—	1,930	100.0	100.0	100.0	100.0	100.0	2.6	1.1	2.7	1.0
Paul van Vlissingenstraat 16	August-05	Amsterdam, Netherlands	77,472	35,000	1,810	58.8	62.0	62.0	62.0	N/A	2.0	0.8	2.6	0.9
4700 Old Ironsides Drive	June-05	Silicon Valley	90,139	—	1,674	100.0	100.0	100.0	100.0	100.0	2.3	1.0	2.4	0.9
8534 Concord Center Drive	June-05	Denver	82,229	—	1,567	100.0	100.0	100.0	100.0	100.0	2.1	0.9	2.2	0.8
6800 Millcreek Drive	April-06	Toronto, Canada	83,758	—	1,530	100.0	N/A	N/A	N/A	N/A	2.1	0.9	2.2	0.8
3065 Gold Camp Drive	October-04	Sacramento	62,957	—	1,487	100.0	100.0	100.0	100.0	100.0	1.6	0.7	2.1	0.8
3015 Winona Avenue	December-04	Los Angeles	82,911	—	1,457	100.0	100.0	100.0	100.0	100.0	2.1	0.9	2.1	0.8
101 Aquila Way	April-06	Atlanta	313,581	—	1,411	100.0	N/A	N/A	N/A	N/A	7.9	3.4	2.0	0.7
251 Exchange Place	November-05	Northern Virginia	70,982	—	1,374	100.0	100.0	100.0	N/A	N/A	1.8	0.8	1.9	0.7
2440 Marsh Lane	January-03	Dallas	135,250	—	1,352	100.0	100.0	100.0	100.0	100.0	3.4	1.5	1.9	0.7
1125 Energy Park Drive	March-05	Minneapolis/St. Paul	112,827	—	1,340	100.0	100.0	100.0	100.0	100.0	2.8	1.2	1.9	0.7
Chemin de l’Epinglier 2	November-05	Geneva, Switzerland	59,190	—	1,332	100.0	100.0	100.0	N/A	N/A	1.5	0.6	1.9	0.7
3300 East Birch Street	August-03	Los Angeles	68,807	—	1,277	100.0	100.0	100.0	100.0	100.0	1.7	0.8	1.8	0.7
Clonshaugh Industrial Estate	February-06	Dublin, Ireland	20,000	—	1205.0	100.0	0.0	N/A	N/A	N/A	0.5	0.2	1.7	0.6
375 Riverside Parkway	June-03	Atlanta	126,300	123,891	1,179	100.0	100.0	100.0	100.0	100.0	3.2	1.4	1.7	0.6
4025 Midway Road	January-06	Dallas	49,947	50,000	1008.0	40.5	0.0	N/A	N/A	N/A	1.3	0.5	1.4	0.5
7520 Metro Center Drive	December-05	Austin	45,000	—	605	100.0	100.0	100.0	N/A	N/A	1.1	0.5	0.9	0.3
7500 Metro Center Drive	December-05	Austin	—	74,962	0.0	0.0	0.0	0.0	N/A	N/A	—	—	—	—
3 Corporate Place	December-05	New York	—	283,124	0.0	0.0	0.0	0.0	N/A	N/A	—	—	—	—
115 Second Avenue	October-05	Boston	10,494	56,236	0.0	0.0	0.0	0.0	N/A	N/A	0.3	0.1	—	—

			3,964,230	742,873	70,972	93.7	91.6	94.9	94.4	95.9	100.0	43.3	100.0	36.8
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	January-03	Silicon Valley	307,657	—	7,887	100.0	100.0	100.0	100.0	100.0	50.9	3.4	56.7	4.1
47700 Kato Road & 1055 Page Avenue	September-03	Silicon Valley	183,050	—	3,472	100.0	100.0	100.0	100.0	100.0	30.3	2.0	25.0	1.8
2010 East Centennial Circle	May-03	Phoenix	113,405	—	2,549	100.0	100.0	100.0	100.0	100.0	18.8	1.2	18.3	1.3

			604,112	—	13,908	100.0	100.0	100.0	100.0	100.0	100.0	6.6	100.0	7.2
Technology Office
100 & 200 Quannapowitt Parkway	June-04	Boston	388,000	—	6,904	94.9	100.0	100.0	100.0	100.0	27.7	4.3	26.2	3.6
7979 East Tufts Avenue (3)	October-03	Denver	366,184	—	6,222	97.2	97.5	89.0	89.8	91.9	26.1	4.0	23.5	3.2
4055 Valley View Lane	September-03	Dallas	240,153	—	5,130	97.0	97.0	94.3	94.3	94.3	17.1	2.6	19.4	2.7
100 Technology Center Drive	February-04	Boston	197,000	—	3,743	100.0	100.0	100.0	100.0	100.0	14.1	2.2	14.2	1.9
4849 Alpha Road	April-04	Dallas	125,538	—	2,856	100.0	100.0	100.0	100.0	100.0	9.0	1.4	10.8	1.5
4650 Old Ironsides Drive	June-05	Silicon Valley	84,383	—	1,567	100.0	100.0	100.0	100.0	100.0	6.0	0.9	5.9	0.8

			1,401,258	—	26,422	97.3	98.8	96.1	96.4	96.9	100.0	15.4	100.0	13.7

Portfolio Total/Weighted Average			9,132,357	1,156,437	$192,647	94.7%	93.3%	93.9%	93.2%	93.0%	100.0%	100.0%	100.0%	100.0%

(1)	Gross annualized rent represents the monthly contractual rent under existing leases as of June 30, 2006 multiplied by 12.

(2)	Occupancy excludes space held for redevelopment.

(3)	This property was sold on July 12, 2006.

Major Tenants

as of June 30, 2006

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (2)	Percentage of Gross Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications (3)	10	1,355,724	14.8%	28,859	15.0%	136
2	Qwest Communications International, Inc.	11	673,339	7.4%	19,032	9.9%	105
3	Comverse Network Systems	1	367,033	4.0%	6,904	3.6%	55
4	Verio, Inc. (4)	2	241,370	2.6%	6,642	3.4%	75
5	Equinix, Inc.	2	294,990	3.2%	6,084	3.2%	107
6	AT&T	10	286,454	3.1%	5,695	3.0%	81
7	Leslie & Goodwin (5)	2	71,626	0.8%	5,361	2.8%	37
8	Amgen	1	131,386	1.4%	5,309	2.8%	58
9	AboveNet, Inc.	7	150,661	1.6%	4,611	2.4%	145
10	Level 3 Communications, LLC	9	207,954	2.3%	4,163	2.2%	53
11	Thomas Jefferson University	1	179,659	2.0%	3,821	2.0%	51
12	Stone & Webster, Inc. (6)	1	197,000	2.2%	3,743	1.9%	81
13	Seagate (7)	1	183,050	2.0%	3,472	1.8%	63
14	XO Communications Services, Inc.	6	98,870	1.1%	3,143	1.6%	103
15	Siemens Subscriber Networks, Inc.	1	125,538	1.4%	2,856	1.5%	46

	Total/Weighted Average		4,564,654	49.9%	$109,695	57.1%	97

(1)	Occupied square footage is defined as leases that have commenced on or before June 30, 2006.

(2)	Gross annualized rent represents the monthly contractual rent under existing leases as of June 30, 2006 multiplied by 12.

(3)	Microsoft subleases 192,000 net rentable square feet (approximately $3.8 million of gross annualized rent) of this space and has the right to become tenant if the primary lessor defaults.

(4)	Verio is a wholly-owned subsidiary of Nippon Telegraph & Telephone.

(5)	Leslie & Godwin is a United Kingdom subsidiary of AON Corporation.

(6)	Stone & Webster is a subsidiary of The Shaw Group.

(7)	Seagate acquired Maxtor on May 22, 2006.

Lease Expirations and Lease Distribution

Lease Expirations

As of June 30, 2006

Year	Number of Leases Expiring	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (1)	Percentage of Gross Annualized Rent	Gross Annualized Rent Per Occupied Square Foot	Gross Annualized Rent Per Occupied Square Foot at Expiration	Gross Annualized Rent at Expiration ($000)
Available		485,533	5.3%	$—	0.0%
2006	38	250,764	2.7%	3,791	2.0%	$15.12	$15.66	3,926
2007	39	105,196	1.2%	2,900	1.5%	27.57	28.10	2,956
2008	67	295,209	3.2%	9,436	4.9%	31.96	35.72	10,545
2009	90	520,546	5.7%	16,215	8.4%	31.15	32.52	16,930
2010	80	955,127	10.5%	24,544	12.7%	25.70	27.49	26,258
2011	51	1,386,767	15.2%	24,755	12.8%	17.85	19.94	27,648
2012	15	158,704	1.7%	3,581	1.9%	22.56	24.81	3,937
2013	23	821,144	9.0%	16,992	8.8%	20.69	22.54	18,505
2014	33	421,408	4.6%	10,259	5.3%	24.34	29.28	12,338
2015	58	1,299,861	14.2%	33,574	17.4%	25.83	32.72	42,531
Thereafter	88	2,432,098	26.7%	46,600	24.3%	19.16	26.58	64,650

Portfolio Total / Weighted Average	582	9,132,357	100.0%	$192,647	100.0%	$22.28	$26.63	$230,224

Lease Distribution

As of June 30, 2006

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (1)	Percentage of Gross Annualized Rent
Available			485,533	5.3%		0.0%
2,500 or less	320	55.0%	158,410	1.7%	19,791	10.3%
2,501 - 10,000	108	18.6%	573,988	6.3%	10,890	5.7%
10,001 - 20,000	51	8.8%	754,345	8.3%	15,440	8.0%
20,001 - 40,000	43	7.4%	1,190,383	13.0%	20,995	10.9%
40,001 - 100,000	38	6.5%	2,404,967	26.3%	58,274	30.2%
Greater than 100,000	22	3.7%	3,564,731	39.1%	67,257	34.9%

Portfolio Total	582	100.0%	9,132,357	100.0%	$192,647	100.0%

(1)	Gross annualized rent represents the monthly contractual rent under existing leases as of June 30, 2006 multiplied by 12.

Leasing Activity

As of June 30, 2006

	For the Three Months Ended June 30, 2006	% Leased
Occupied Square Feet as of March 31, 2006	7,592,307	93.3%
Q2 2006 Acquisitions:
6800 Millcreek Drive	83,758	100.0%
101 Aquila Way	313,581	100.0%
12001 North Freeway	278,160	98.8%
14901 FAA Boulevard	263,700	100.0%

Occupied Square Feet including Q2 2006 Acquisitions	8,531,506	93.5%
Expirations and Reductions (including renewals)	(14,860)	(0.2%)
New Leases and Expansions	135,442	1.5%
Renewals and Extensions	3,509	0.0%
Remeasurements (1)	(8,773)	(0.1%)
Terminations	—	0.0%

Occupied Square Feet as of June 30, 2006	8,646,824	94.7%

GAAP Rent Growth (2)
Expiring Rate per Square Foot		$17.36
New / Renewed Rate per Square Foot		$52.97
Percentage Increase		205.1%
Weighted Average Lease Term - New (in months)		110
Weighted Average Lease Term - Renewal (in months)		29

(1)	Represents remeasuring of building to Building Owners and Managers Association (BOMA) standards.

(2)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Tenant Improvements and Leasing Commissions

	Three Months Ended					Full Year 2005
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Renewals (1)
Number of renewals	2	—	2	3	1	6
Square Feet	3,509	—	8,086	8,109	4,517	20,712
Tenant improvement costs per square foot (2)	$—	$—	$1.14	$9.67	$20.00	$8.59
Leasing commission costs per square foot (2)	5.19	—	2.61	2.48	6.24	3.35

Total renewal lease costs per square foot	$5.19	$—	$3.75	$12.15	$26.24	$11.94
New Leases (3)
Number of non-redevelopment leases	41	46	16	23	18	57
Non-Redevelopment square feet	51,021	84,488	41,784	8,410	41,967	92,161
Non-Redevelopment tenant improvement costs per square foot (2)	$71.73	$20.64	$10.37	$32.86	$5.10	$10.02
Non-Redevelopment leasing commission costs per square foot (2)	22.64	8.78	26.28	21.38	8.58	17.77
Number of redevelopment leases	3	1	—	—	—	—
Redevelopment square feet	84,421	22,685	—	—	—	—
Redevelopment tenant improvement costs per square foot (2) (5)	$104.28	$255.62	—	—	—	—
Redevelopment leasing commission costs per square foot (2)	$13.99	$2.92	—	—	—	—
Total new lease costs per square foot	$109.26	$77.91	$36.65	$54.24	$13.68	$27.79
Total (4)
Number of leases	46	47	18	26	19	63
Square Feet	138,951	107,173	49,870	16,519	46,484	112,873
Tenant improvement costs per square foot (2)	$89.69	$70.38	$8.87	$21.47	$6.55	$9.76
Leasing commission costs per square foot (2)	16.94	7.54	22.44	12.10	8.35	15.12

Total costs per square foot	$106.64	$77.92	$31.31	$33.58	$14.90	$24.88

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 14.

(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment.

Historical Capital Expenditures

	Three Months Ended						Full Year 2005
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Recurring capital expenditures (1) (3)	$258,169	$652,438	$1,167,052	$240,025	$91,049	$266,974	$1,765,100
Non-recurring capital expenditures (2) (3)	$4,306,049	$750,817	$1,689,757	$1,766,579	$1,604,007	$1,352,219	$6,412,562
Total net rentable square feet at period end excluding redevelopment space	9,132,357	8,135,957	8,051,212	7,864,760	7,791,110	6,303,226	8,051,212
Recurring capital expenditures per square foot	$0.03	$0.08	$0.14	$0.03	$0.01	$0.04	$0.22
Non-recurring capital expenditures per square foot (2) (3)	$0.47	$0.09	$0.21	$0.22	$0.21	$0.21	$0.80

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	Non-recurring capital expenditures for the three months ended June 30, 2006 includes approximately $1.9 million related to 115 Second Avenue and 3 Corporate Place. These properties are currently unoccupied.

(3)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 15.

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO for all periods presented in this supplemental information includes the results of 7979 East Tufts Avenue, a property which we classify as held for sale and which we sold on July 12, 2006.

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations. A FFO for all periods presented in this supplemental information includes the results of 7979 East Tufts Avenue, a property which we classify as held for sale and which we sold on July 12, 2006.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact or noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA for all periods presented in this supplemental information include the results of 7979 East Tufts Avenue, a property which we classify as held for sale and which we sold on July 12, 2006.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 2.